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                                                                    EXHIBIT 10.2


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                      ADVANCED SYSTEMS INTERNATIONAL, INC.

                         1997 DIRECTOR STOCK OPTION PLAN

                 (AS AMENDED AUGUST 6, 1998 AND APRIL 15, 1999)


                       1. PURPOSE AND ADOPTION OF THE PLAN

         1.1. PURPOSE. The purpose of the Advanced Systems International, Inc. 1997 Director Stock Option Plan is to attract and retain the services of experienced and knowledgeable directors of Advanced Systems International, Inc. (the "Company") and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

         1.2. ADOPTION AND TERM. The Plan has been approved by the Board and the Company's stockholders, was effective as of July 1, 1997, and amended on August 6, 1998 and April 15, 1999, and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board.

                                 2. DEFINITIONS

         2.1. GENERAL. The following words and phrases shall, when used herein, have the following respective meanings unless the context clearly indicates otherwise:

              2.1.1. BENEFICIARY means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Director under the Plan and Option Agreement upon the Director's death; or (b) an individual, who by designation of the Director, succeeds to the rights and obligations of the Director under the Plan and Option Agreement upon the Director's death.

              2.1.2. BOARD means the Board of Directors of the Company.

              2.1.3. CHANGE OF CONTROL EVENT means (a) an event or series of events by which any person or other entity or group (as such term is used in Section 13(d) and 14(d) of the Exchange Act) of persons or other entities acting in concert as a partnership or other group (a "Group of Persons") (other than persons who are, or Groups of Persons entirely made up of, (i) management personnel of the Company or (ii) any affiliates of any such management personnel) shall, as a result of a tender or exchange offer or

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              offers, an open market purchase or purchases, a privately
              negotiated purchase or purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting stock of the Company; (b) the Company consolidates with, or merges with or into, another person (other than a Subsidiary in a transaction which is not otherwise a Change of Control Event), or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is converted into or exchanged for cash, securities or other property; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or (d) any liquidation or dissolution of the Company (other than a liquidation into a Subsidiary that is not otherwise a Change of Control Event).

              2.1.4. CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

              2.1.5. COMPANY means Advanced Systems International, Inc., a Nevada corporation.

              2.1.6. COMPANY COMMON STOCK means the Common Stock of the Company.

              2.1.7. DATE OF GRANT means the date an Option is granted under this Plan.

              2.1.8. DIRECTOR means a member of the Board of Directors of the Company.

              2.1.9. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.




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              2.1.10. EXPIRATION DATE means the date specified in an Option
              Agreement as the expiration date of such Award.

              2.1.11. FAIR MARKET VALUE means, on any given date, (a) if the Company Common Stock is, on the given date, listed on a national securities exchange, Fair Market Value shall be the average of the highest and lowest selling price for the given date, or the most recent date upon which sales occurred, (b) if (a) does not apply, then Fair Market Value shall be the average of the highest and lowest selling price for the Company Common Stock as reported on the Nasdaq National Market for the given date, or the most recent date upon which sales were reported, (c) if neither (a) nor (b) applies, Fair Market Value shall be the average of the final bid and asked prices for the Company Common Stock as quoted for the given date in whatever medium then issues such quotes, or the most recent date upon which such quotes were published, (d) if none of
              (a), (b) or (c) applies, then Fair Market Value shall be determined by the Board based on such valuation methods and/or indicia of value as the Board deems advisable at the time of such determination. The use by the Board of any method or indicia of value to determine Fair Market Value on any valuation date will not, of itself, preclude the Board from use of a different method or indicia on a subsequent valuation date.

              2.1.12. NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option as described in Section 422 of the Code.

              2.1.13. OPTION means a Non-Qualified Stock Option granted at any time under the Plan.

              2.1.14. OPTION AGREEMENT means a written agreement between the Company and the option holder evidencing the grant of an Option and setting forth the terms and conditions of the Option.

              2.1.15. PLAN means the Advanced Systems International, Inc. 1997 Director Stock Option Plan, as described herein and as it may be amended from time to time.

              2.1.16. PURCHASE PRICE, with respect to options, shall have the meaning set forth in Section 5.2.

              2.1.17. SUBSIDIARY shall have the meaning set forth in Section 424(f) of the Code.


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             3. COMPANY COMMON STOCK ISSUABLE PURSUANT TO THE PLAN

         3.1. SHARES ISSUABLE. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. Except as provided in Section 3.3, the Options granted under the Plan shall be limited so that Options to acquire no more than 1,000,000 shares in the aggregate may be outstanding at any one time.

         3.2. SHARES SUBJECT TO TERMINATED OPTIONS. In the event that any Option at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then all shares formerly subject to such Option as to which such Option shall not have been exercised shall be available for any Option subsequently granted in accordance with the Plan.

         3.3. ADJUSTMENTS TO REFLECT CAPITAL CHANGES. If capital changes occur, adjustments shall be made as described below.

              3.3.1. RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power to determine the amount of the adjustment to be made in each case.

              3.3.2. SALE OR REORGANIZATION. After any reorganization, merger or consolidation in which the Company is a participant, each Director shall, at no additional cost, be entitled upon exercise of an Option to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Option, a number and class of shares of stock or other securities to which such Director would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Director had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Option. Comparable rights shall accrue to each Director in the event of successive reorganizations, mergers or consolidations of the character described above.



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                                4. PARTICIPATION

         4.1. ELIGIBLE INDIVIDUALS. All Directors of the Company shall be eligible to receive Options under the Plan.

         4.2. ADMINISTRATION. The Board may delegate any part, or all, of its authority and powers to administer this Plan, in any respect (including granting and amending options) to a committee of the board.

                                5. OPTION AWARDS

         5.1. GRANT OF OPTIONS. All options outstanding under the Plan as of April 15, 1999 shall continue in effect, with modifications as may be agreed to between the holder and the Company. After April 15, 1999, upon the date a person first becomes a member of the Board, the director will be granted a Non-Qualified Stock Option to acquire 100,000 shares. Each Option shall be evidenced by an Option Agreement.

         5.2. PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Company Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be the Fair Market Value on the Date of Grant.

         5.3. VESTING OF OPTIONS. All options outstanding under the Plan as of April 15, 1999 shall continue in effect, with modifications as may be agreed to between the holder and the Company. Options granted after April 15, 1999 shall vest in one-third increments on each of the first, second and third anniversaries of the grant date.

         5.4. DURATION OF OPTIONS. Options granted under the Plan shall terminate after the first to occur of the following events:

              5.4.1. Ten years from the Date of Grant.

              5.4.2. Three months after the Optionee ceases to be a Director, except in the case of either (a) retirement from the Board after the Optionee reaches the age of 60, or (b) death as described in
              5.4.3 below. However, vesting shall cease as of the date the Optionee ceases to be a Director, and the Optionee's right to exercise the Option during the post-termination period will be limited to the number of shares vested as of the date of termination.

              5.4.3. In the event of the death of a Director while a Director, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Director's Options may be exercised by his Beneficiary at any time within one year after the date of the Director's death. In the event of the death of a Director within the ninety day period


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              after he or she ceases to be a Director, the Director's
              Beneficiary may exercise his or her Options, to the extent exercisable on the date of death, within one year after the date of the Director's death.

         5.5. EXERCISE PROCEDURES. Each Option granted under the Plan may be exercised by written notice to the Company which must be received by the Secretary of the Company on or before the Expiration Date of the Option. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Director on the date of exercise.

         5.6. RIGHTS AS A STOCKHOLDER. The Director or any transferee of an Option pursuant to Section 5.4.3 or Section 5.9 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Director or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Director or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

         5.7. PLAN PROVISIONS CONTROL OPTION TERMS. The terms of the Plan shall govern all Options granted under the Plan. Option agreements may be in such form, and containing such terms not inconsistent with this Plan, as the Board may deem advisable. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 3.3, as provided in
Section 6.2, the terms of any Option granted under the Plan may not be changed after the granting of such Option without the express approval of the Director.

         5.8. TAXES. The Company shall be entitled, if the Company deems it necessary or desirable, to withhold (or secure payment from the Director in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares issuable upon exercise of an Option, and the Company may defer issuance of the stock upon exercise unless indemnified to its satisfaction against any liability for such tax.

         5.9. LIMITATIONS ON TRANSFER. A Director's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a "Qualified Domestic Relations Order"). During the lifetime of a Director, only the Director personally (or the Director's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Director's rights under the Plan. The Director's Beneficiary may exercise a


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Director's rights to the extent they are exercisable under the Plan following the death of the Director.

         5.9.10. CHANGE OF CONTROL EVENT. Unless otherwise provided in the Option Agreement, and subject to such other terms and conditions as the Board may establish in the Option Agreement, upon the occurrence of a Change of Control Event, irrespective of whether or not an Option is then exercisable, the holder of any Option granted hereunder (including Options granted prior to August 6, 1998) shall have the right to exercise in full any unexpired Option to the extent not theretofore exercised or terminated.

                              6. GENERAL PROVISIONS

         6.1. AMENDMENT AND TERMINATION OF PLAN. The Plan may be amended, suspended or terminated as set forth below.

              6.1.1. AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under any applicable law, including the Code, unless such compliance, if discretionary, is no longer desired. No termination or amendment of the Plan may, without the consent of the Director to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

              6.1.2. SUSPENSION OR TERMINATION. The Board shall have the right and the power to suspend the operation of or terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Option shall be granted under the Plan while the Plan is suspended of after the termination of the Plan, but the suspension or termination of the Plan shall not have any other effect and any Option outstanding at the time of the suspension or termination of the Plan may be exercised after suspension

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              or termination of the Plan at any time prior to the expiration date of such Option to the same extent such award would have been exercisable if the Plan had not been suspended or terminated.

         6.2. MODIFICATION OF OPTIONS. The Board may, with the consent of the involved Director, modify the terms of any options granted under this Plan in any respect (including, in particular, as to price and vesting).

         6.3. NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained as a Director, or to limit in any way the right of the stockholders of the Company to remove such person as a Director.

         6.4. SECURITIES LAW RESTRICTIONS. The shares of Company Common Stock issuable pursuant to the terms of any Options granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Option unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Company in its sole discretion. The Company may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Option for investment, and not with the view toward distribution.

         6.5. CAPTIONS. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         6.6. SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.


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         6.7. CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Nevada and construed in accordance therewith.









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